Exhibit 99.1



CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Donini, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2002 , as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Deros, President of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ PETER DEROS
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Peter Deros
President
February 20, 2003